EXHIBIT 10.1

October 29, 2014

CarMax Auto Superstores, Inc.

12800 Tuckahoe Creek Parkway

Richmond, Virginia  23238

Re:First Amendment to Credit Agreement, dated as of August 26, 2011 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) among CarMax Auto Superstores, Inc., a Virginia corporation (the “Revolving Borrower”), CarMax, Inc., a Virginia corporation, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, L/C Issuer, Swing Line Lender and New Vehicle Swing Line Lender, and JPMorgan Chase Bank, N.A., as L/C Issuer

Ladies and Gentlemen:

Reference is made to the Credit Agreement.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

The parties hereto agree that:

1.Section 2.16(a) of the Credit Agreement is amended to change the reference to “ten Business Days” to “five Business Days”.

2.Section 7.08  of the Credit Agreement is amended to add the following proviso at the end thereof:

“; provided,  however, the Company may use proceeds of the Credit Extensions to repurchase shares of its capital stock to the extent not otherwise prohibited by this Agreement so long as such repurchased shares are not held as treasury stock and such repurchase does not violate Regulation U of the FRB”.

The Credit Agreement remains in full force and effect as modified to the extent set forth herein.    This letter agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.  Delivery of an executed counterpart of this letter by telecopy or other secure electronic format (.pdf) shall be effective as an original. This letter agreement shall be effective upon receipt by the Administrative Agent of counterparts of this letter agreement executed by the Loan Parties and the Required Lenders.  This letter agreement is a Loan Document.

This letter shall be governed by and construed in accordance with the laws of the State of New York.

[signature pages follow]

Very truly yours,

bank of america, n.a.,

as Administrative Agent

By:/s/ Linda Lov

Name: Linda Lov

Title: AVP

CARMAX

FIRST AMENDMENT

LENDERS:BANK OF AMERICA, N.A., as a Lender, L/C Issuer,

Swing Line Lender and New Vehicle Swing Line

Lender

By:  /s/ K.W. Winston, III

Name:  K.W. Winston, III

Title:    Senior Vice President

            Credit Products Manager

CARMAX

FIRST AMENDMENT

JPMORGAN CHASE BANK, N.A., as a Lender and

L/C Issuer

By:    /s/ Joon Hur

Name:  Joon Hur

Title:     Vice President

CARMAX

FIRST AMENDMENT

BANK OF THE WEST, as a Lender

By:    /s/ Ryan Mauser

Name:  Ryan Mauser

Title:     Vice President

CARMAX

FIRST AMENDMENT

BARCLAYS BANK PLC, as a Lender

By:    /s/ Ronnie Glen

Name:  Ronnie Glen

Title:     Vice President

CARMAX

FIRST AMENDMENT

ROYAL BANK OF CANADA, as a Lender

By:    /s/ Scott Umbs

Name:  Scott Umbs

Title:     Authorized Signatory

CARMAX

FIRST AMENDMENT

THE ROYAL BANK OF SCOTLAND plc, as a Lender

By:    /s/ James Welch

Name:  James Welch

Title:     Director

CARMAX

FIRST AMENDMENT

SUNTRUST BANK, as a Lender

By:    /s/ Richard C. Wilson

Name:  Richard C. Wilson

Title:     Managing Director

CARMAX

FIRST AMENDMENT

THE BANK OF NOVA SCOTIA, as a Lender

By:    /s/ Kim Snyder

Name:  Kim Snyder

Title:     Director

CARMAX

FIRST AMENDMENT

TOYOTA MOTOR CREDIT CORPORATION, as a

Lender

By:    /s/ Steven W. Gordon

Name:  Steven W. Gordon

Title:     National Manager

              National Accounts

CARMAX

FIRST AMENDMENT

U.S. BANK NATIONAL ASSOCIATION, as a

Lender

By:    /s/ Noor H. Noordin

Name:  Noor H. Noordin

Title:     Vice President

CARMAX

FIRST AMENDMENT

WELLS FARGO BANK, N.A., as a Lender

By:    /s/ Jeffrey Bullard

Name:  Jeffrey Bullard

Title:     Senior Vice President

CARMAX

FIRST AMENDMENT

Accepted and Agreed to:

LOAN PARTIES:CARMAX, INC.

By:    /s/ Thomas W. Reedy

Name:  Thomas W. Reedy

Title:    Chief Financial Officer

CARMAX AUTO SUPERSTORES, INC.

By:    /s/ Thomas W. Reedy

Name:  Thomas W. Reedy

Title:    Chief Financial Officer

CARMAX OF LAUREL, LLC

By:    /s/ Thomas W. Reedy

Name:  Thomas W. Reedy

Title:    Chief Financial Officer

CARMAX AUTO MALL, LLC

By:    /s/ Thomas W. Reedy

Name:  Thomas W. Reedy

Title:    Chief Financial Officer

CARMAX AUTO SUPERSTORES CALIFORNIA, LLC

By:    /s/ Thomas W. Reedy

Name:  Thomas W. Reedy

Title:    Chief Financial Officer

CARMAX BUSINESS SERVICES, LLC

By:    /s/ Thomas W. Reedy

Name:  Thomas W. Reedy

Title:    Chief Financial Officer

CARMAX

FIRST AMENDMENT

CARMAX AUTO SUPERSTORES WEST COAST, INC.

By:    /s/ Thomas W. Reedy

Name:  Thomas W. Reedy

Title:    Chief Financial Officer

CARMAX PROPERTIES, LLC

By:    /s/ Thomas W. Reedy

Name:  Thomas W. Reedy

Title:    Chief Financial Officer

CARMAX AUTO SUPERSTORES SERVICES, INC.

By:    /s/ Thomas W. Reedy

Name:  Thomas W. Reedy

Title:    Chief Financial Officer

CARMAX

FIRST AMENDMENT